UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (date of earliest event reported) March 28, 2006

                        Commission file number: 0-29836

				MYCOM GROUP, INC.
________________________________________________________________________________
       (Exact name of small business issuer as specified in its charter)

	  Nevada					   33-0677545
________________________________________________________________________________
(State or other jurisdiction of 	       (IRS Employer Identification No.)
incorporation or organization)

                  602 Main Street, Cincinnati, Ohio  45202
________________________________________________________________________________
                  (Address of principal executive offices)

	                     (513) 891-7867
________________________________________________________________________________
                      (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 5.          Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

On March 28, 2006 Lance White, a Director of the Company resigned his position with the Board of Directors for personal reasons.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 29, 2006                      Mycom Group, Inc.

                                        By: /s/Rob R. Bransom
                                            ---------------------
                                      Name: Rob R. Bransom
                                     Title: Chief Executive Officer